SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 15, 2004
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                               Eagle Bancorp, Inc.
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             (Exact name of registrant as specified in its charter)

           Maryland                       0-25923                  52-2061461
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 (State or other jurisdiction     (Commission file number)        (IRS Employer
      of incorporation)                                              Number)


                 7815 Woodmont Avenue, Bethesda, Maryland 20814
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               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code: 301.986.1800
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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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(a)  Financial Statements of Business Acquired.  Not applicable.

(b)  Pro Forma Financial Information. Not Applicable.

(c)  Exhibits.

99       Press Release dated   January 15, 2004

Item 9. Regulation FD Disclosure.
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Item 12. Results of Operations and Financial Condition.
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On January 15, 2004, Eagle Bancorp, Inc. issued the press release attached hereto as exhibit 99.


                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     EAGLE BANCORP, INC.



                                     By: /s/ Ronald D. Paul
                                         --------------------------
                                         Ronald D. Paul, President,
                                         Chief Executive Officer

Dated: January 15, 2004